Commonwealth International Series Trust

Commonwealth Japan Fund

Summary Prospectus | February 28, 2016	Ticker: CNJFX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.commonwealthfunds.com. You can also get this information at no cost by calling 1-888-345-1898. The Fund’s prospectus and Statement of Additional Information, both dated February 28, 2016, and most recent report to shareholders, dated October 31, 2015, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Commonwealth Japan Fund (the “Japan Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Japan Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Japan Fund.

Shareholder Fees (fees paid directly from your investment) Redemption Fee (as a percentage of the amount redeemed or exchanged within 14 days and a $15 fee for redemptions paid by wire)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses[2]	2.11%
Acquired Fund Fees and Expenses[3]	0.02%

Total Annual Fund Operating Expenses	3.13%
Fee Reduction and/or Expense Reimbursement[4]	(1.36)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursement	1.77%

[1]

The Japan Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Japan Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2017.

[2]

Other Expenses, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expense (After Fee Waiver and/or Expense Reimbursements) have been restated to reflect contractual changes related to a change in certain service provider relationships for the Fund.

[3]

The term “Acquired Funds” refers to other investment companies in which the Japan Fund invests and represents the pro rata expense indirectly incurred by the Japan Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Japan Fund’s financial highlights table.

[4]

FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Japan Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2017. FCA Corp may recoup from the Japan Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Japan Fund to exceed the expense limitation in place at the time the fee was reduced and/or the expenses were reimbursed and such recoupment is made within three years after the year in which FCA Corp incurred the expense.

Japan Fund | www.commonwealthfunds.com

Example:

The following example is intended to help you compare the cost of investing in the Japan Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Japan Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the expense reduction/reimbursement remains in place for the contractual period only, and that the Japan Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$180	$838	$1,521	$3,344

Portfolio Turnover

The Japan Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Japan Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Japan Fund’s performance. During the most recent fiscal year, the Japan Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Japan Fund invests at least 80% of its net assets in the securities of, and depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)) represented by, Japanese issuers that are tied economically to Japan. The Japan Fund considers an issuer to be a Japanese issuer and thus tied economically to Japan if: (1) the issuer is organized under Japan’s law; (2) the securities of the issuer are listed on Japan’s stock exchanges regardless of the country in which the issuer is organized; (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold in Japan; or (4) the securities are issued by government entities of Japan. The Japan Fund invests primarily in debt and equity securities of Japanese issuers. The Japan Fund may also consider an issuer to be a Japanese issuer if it issues securities denominated in the Japanese Yen. The Japan Fund’s equity investments may include common and preferred stock and securities convertible into common stock. The Japan Fund’s investments may include issuers of any market capitalization. In addition, the Japan Fund may purchase ADRs, which are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The Japan Fund may also invest in EDRs, GDRs and in similar instruments representing foreign-traded depositary interests in securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs are generally designed for use in European securities markets. GDRs are receipts for foreign-based corporations that are traded in capital markets around the world. These depositary receipts may be sponsored or unsponsored. The depositary receipts in which the Fund invests are U.S. dollar-denominated. The Japan Fund may invest in shares of other investment companies, including open-end and closed-end funds and exchange-traded funds. The Japan Fund may invest in companies that focus on natural resources production, refining and development.

The Japan Fund’s investments in debt securities may include obligations of governmental issuers, commercial paper and other companies regardless of credit quality and regardless of whether such securities are rated or unrated by nationally recognized statistical rating organizations (“NRSROs”). The determination as to whether to make a particular investment in debt securities is based on FCA Corp’s, the Japan Fund’s investment adviser, analysis of the risk of the debt security versus the price and return of such debt security. The Japan Fund’s debt investments may include securities that are viewed as being of a credit quality that is below investment-grade (i.e., “junk bonds”) based on ratings established by NRSROs regardless of whether such debt security is rated or not.

The Japan Fund may also enter into derivative transactions. The Japan Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging, obtaining market exposure, and generating premium income. The Japan Fund may purchase or sell (write) exchange-traded put or call options on stocks or stock indices. The Japan Fund also may enter into foreign currency forward contracts. The Japan Fund may, for the purposes of generating additional income, lend its portfolio securities to broker/dealers and other institutional investors. The Japan Fund may also engage in borrowing for cash management purposes. The Japan Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Japan Fund may borrow up to one-third of its total assets.

Japan Fund | www.commonwealthfunds.com

FCA Corp has long-term investment goals and its process seeks to identify potential portfolio investments that can be held over an indefinite time horizon. FCA Corp evaluates its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political, or market events, changes in relative valuations (to both a company’s growth prospects and to other issuers), and liquidity requirements. In selecting investments for the Japan Fund, FCA Corp will assess factors it deems relevant and applicable under the particular circumstances, including, among others:

•	Potential for capital appreciation (to both a company’s growth prospects and to other issuers);

•	Earnings growth potential and/or sustainability;

•	Price of security relative to historical and/or future cash flow;

•	Sustainable franchise value;

•	Price of a security relative to price of underlying stock, if a convertible security;

•	Yield on security relative to yield of other fixed-income securities;

•	Interest or dividend income;

•	Call and/or put features;

•	Price of a security relative to price of other comparable securities;

•	Size of issue; and

•	Impact of security on diversification of the portfolios.

FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Japan Fund, or in the course of adjusting the Japan Fund’s emphasis(es) on a given sector(s). The Japan Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity. The Japan Fund’s portfolio securities are evaluated on their long-term prospects.

Principal Risks

Stock Market Risk. The Japan Fund’s investments will fluctuate in price. This means that the Japan Fund’s share price will go up and down, and Japan Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Debt Securities Risk. Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential income and/or gains from the Japan Fund’s investments in fixed income securities denominated in a foreign currency. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Japan Fund may invest in securities rated investment-grade or below investment-grade (“junk bonds”), and it may invest in debt securities that are of comparable quality that are not rated. The Japan Fund could lose money or experience a lower rate of return if it holds junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Foreign Securities Risk. Foreign securities risks to which the Japan Fund will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Japan Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for the Japan Fund to liquidate positions. This in turn may cause delays in the Japan Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. It may not be possible to hedge the risk of currency fluctuations in

Japan Fund | www.commonwealthfunds.com

foreign countries. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Currency Risk. Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. When the Japan Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the U.S. dollar. Risks associated with currency may also be exacerbated by foreign government exchange controls which may include, among others, banning the use of foreign currency within the country, fixed exchange rates, restricting currency exchange to government-approved exchangers, and restrictions on the amount of currency that may be imported or exported. In addition, the Japan Fund may incur costs in connection with conversions between various currencies.

Risks Associated with Japan. The Japan Fund, by focusing its investments on Japanese issuers, may be exposed to additional risks that other funds that invest in securities of issuers in more than one country or region may not be exposed. For instance, financial, economic or political instabilities that impact Japan, but that do not impact the broader Asian-Pacific region, could impact the Japan Fund to a larger degree than other funds that invest in securities of issuers in a broader geographical area. The Japanese economy has in the past been negatively affected at times by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters.

Risks Associated with Investments in Other Investment Companies. The Japan Fund may invest in shares of other investment companies, including open-end funds and closed-end funds and exchange-traded funds (“ETFs”). When the Japan Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Japan Fund will incur higher expenses, many of which may be duplicative. In addition, the Japan Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs and closed-end funds are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Japan Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

Small Capitalization Risk. Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Risks Associated with Natural Resources Investments. Should the Japan Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Japan Fund.

Commodities-Related Risk. Should the Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals. These types of investments may be affected by changes in markets, economies, weather and political and regulatory developments.

Derivatives Risk. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Japan Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Japan Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Risks Associated with Securities Lending. The Japan Fund may engage in securities lending activities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Japan Fund intends to engage in securities lending only when such lending is fully secured by investment grade collateral. Although voting rights or rights to consent with respect to loaned securities pass to the borrower, the Japan Fund, as the

Japan Fund | www.commonwealthfunds.com

lender, retains the right to call the loans and obtain the return of the securities loaned. When engaged in securities lending, the Japan Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Japan Fund in permissible investments.

Management Risk. FCA Corp’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. Additionally, FCA Corp’s reliance on investment strategy judgments about the “growth” potential of particular companies or the relative “value” of particular securities may prove to be incorrect or inconsistent with the overall market’s assessment of these characteristics, which may result in lower-than-expected returns.

Operational Risk. The ability of the Japan Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement the Japan Fund’s strategies effectively and efficiently. Any of these factors could negatively affect the performance of the Japan Fund. Additionally, the Japan Fund’s direct operations could negatively impact the Fund’s performance. For instance, because the Japan Fund’s asset base may be considered small relative to other mutual funds, the Japan Fund will operate with correspondingly higher total annual operating expenses. To the extent the Japan Fund’s assets are not increased and the Fund’s expense ratios are not decreased, the Japan Fund’s expenses will detract from its performance more significantly than with other mutual funds.

Abusive Trading Activities. Frequent short-term purchases, redemptions or exchanges in Japan Fund shares (sometimes referred to as “market timing” or “frequent trading activities”) may result in a dilution in the value of Japan Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Japan Fund’s portfolio investments, and may affect the Japan Fund’s cost and performance for other shareholders. The Board of Trustees has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect or prevent all abusive trading activities and, therefore, such activities may occur.

Borrowing Risk. Borrowing creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Japan Fund’s portfolio on the Japan Fund’s net asset value and, therefore, may increase the volatility of the Japan Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees). Increased operating costs, including the financing cost associated with any leverage, may reduce the Japan Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Japan Fund.

An investment in the Japan Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency.

Japan Fund | www.commonwealthfunds.com

FUND’S PAST PERFORMANCE

The bar chart and performance table below illustrate the variability of the Japan Fund’s returns. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The performance of the comparative index does not reflect deductions for fees, expenses or taxes. Updated performance information, current through the most recent month end, is available on the Japan Fund’s website at www.commonwealthfunds.com.

JAPAN FUND

Year-by-year return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter	15.77%, 2nd Quarter, 2009
Worst Quarter	(19.27)%, 1st Quarter, 2009

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Japan Fund
Return Before Taxes	11.30%	2.51%	(1.58)%
Return After Taxes on Distributions	11.30%	2.51%	(1.80)%
Return After Taxes on Distributions and Sale of Fund Shares	6.39%	1.93%	(1.08)%
Tokyo Stock Price Index (reflects no deduction for fees, expenses or taxes)	11.02%	5.34%	1.04%

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Japan Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

FCA Corp is the investment adviser to the Japan Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Japan Fund since 1997.

Wesley Yuhnke, Assistant Portfolio Manager, has managed the Japan Fund since 2002.

Ronald Manning, CFA, Assistant Portfolio Manager, has managed the Japan Fund since 2007.

Japan Fund | www.commonwealthfunds.com

Purchase and Sale of Fund Shares

Minimum Initial Investment Requirement

$200

Minimum Additional Investment Requirement

None

You may purchase, redeem (sell) or exchange your shares of a Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request to Commonwealth International Series Trust, c/o Ultimus Asset Services, LLC, 2960 N. Meridian Street, Suite 300 Indianapolis, IN 46208, by telephone at 1-888-345-1898 or through your financial intermediary.

Tax Information

A Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Japan Fund | www.commonwealthfunds.com

CIST-SUM-JAP-0216

Japan Fund | www.commonwealthfunds.com